NEWS RELEASE

              December 21, 2010

OTC:BB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES THE ISSUANCE OF STANDARDS COUNCIL OF CANADA ITS DESIGNATED ISSUER IDENTIFIER NUMBER

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announces today it has received its Issuer Identification Number (IIN), previously referred to as Bank Identifier Number (BIN) as well its Registered Application Provider Identifier (RID Number) from the Standards Council of Canada, the Canadian ISO/IEC 7816-5 registration authority.

Management’s Commentary:

“The Standards Council of Canada has designated “629992” as E-Debits ISO Registered Issuer Identification Number (“IIN” or “BIN”) through its wholly owned subsidiary Westsphere Systems Inc. (“WSI”)” said Sonja Dreyer, WSI’s Vice President and Chief Operating Officer.

Basically the IIN or BIN is the numbering system for our Card Products, both debit and credit, familiarly recognized with card products that have historically been processed utilizing a magnetic stripe (“Mag Stripe”) on the back of the card, with Personal Identification Number security (“PIN”) or signature verification, while the RID number is for our Chip encrypted card Products.”

 “E-Debit intends to be a forefront of enhanced carp product security in our card product development in order to meet the rapid growth within the “On-Line” and alternative payment service sector, which we are currently experiencing this holiday season and to which we feel    E-Debit has significant opportunity” added Ms. Dreyer.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common - 81,634,420

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Tony Tsigonias

Telephone: 1 (604)817-8960